UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006

NOVA OIL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File	(I.R.S. Employer
Jurisdiction of incorporation)	Number)	Identification Number)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019
(Address of Principal Executive Offices)

713-869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. This report includes statements regarding the Company’s plans, goals, strategies, intent, beliefs or current expectations with respect to the proceeds of the private placement described below. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “plan,” “intend,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” etc.). Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements, including without limitation the availability of appropriate financing on commercially acceptable terms, the receipt of applicable government permits and the favorable result of various property inspections. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, Nova Oil, Inc. (the “Company”) entered into a securities purchase agreement with certain purchasers party thereto (the “Initial Securities Purchase Agreement”) whereby the Company sold units of securities consisting of approximately 10.4 million shares of its common stock, and warrants to purchase up to approximately 5.2 million additional shares with aggregate gross proceeds of approximately $16.2 million. The purchase price for the units sold pursuant to the Initial Securities Purchase Agreement was $1.55 per unit and the warrants had an exercise price of $2.54 per share.

On July 10, pursuant to a subsequent securities purchase agreement (the “Second Securities Purchase Agreement,” and together with the Initial Securities Purchase Agreement, the “Securities Purchase Agreements”), the Company sold additional units of securities consisting of approximately 1.7 million additional shares of its common stock, and warrants to purchase up to approximately 860,000 shares with aggregate gross proceeds of approximately $2.6 million. The purchase price for the units sold pursuant to the Second Securities Purchase Agreement was also $1.55 per unit and the warrants had an exercise price of $2.60 per share. All of the warrants issued under both of the Securities Purchase Agreements have a five year term.

In connection with the closings of the Securities Purchase Agreements, the Company agreed to pay to the placement agent a fee of approximately $997,000. In addition, the Company agreed to issue to the placement agent warrants to purchase up to approximately 449,200 shares of common stock. Warrants to purchase up to approximately 396,602 shares had an exercise price of $2.34 per share and the remaining warrants had an exercise price of $2.40 per share. All of the warrants issued to the placement agent also have a five year term.

The Company issued and sold the units to selected institutional and individual accredited investors. The Company intends to use these funds as working capital and for general corporate purposes in the pursuit of its business strategy to build and operate two to four biodiesel refineries with a production capacity of between 120 to 240 million gallons of biodiesel fuel per year.

In connection with the Securities Purchase Agreements, the Company also entered into a registration rights agreement with each purchaser whereby it agreed to file a registration statement within 45 days of the date of each Securities Purchase Agreement covering the resale of the shares of common stock acquired by the purchasers and also covering the resale of shares of common stock issuable upon exercise of the warrants. The Company also agreed to have each registration statement declared effective within 120 days of the date of the corresponding Securities Purchase Agreement. If the common stock and common stock underlying the warrants is not registered for resale within that time period, the Company will pay a liquidated damages amount of one percent of the purchase price for the shares for each 30-day period until the filing or effectiveness of the registration statement, up to a maximum of ten percent of such purchase price.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures regarding the sale of common stock and warrants to purchase common stock pursuant to the Securities Purchase Agreements reported in Item 1.01 of this report are incorporated by reference into this Item 3.02. Such securities were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 thereunder.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 6, 2006, the Board of Directors of the Company appointed Lewis W. (Jody) Powers to the Board. Mr. Powers is expected to serve on the Compensation Committee of the Board. Prior to being elected to the Board, Mr. Powers purchased 645,806 shares of the Company’s common stock and warrants to purchase up to 322,903 additional shares for an aggregate investment of $1,001,000 pursuant to the Initial Securities Purchase Agreement. The disclosures regarding the sale of common stock and warrants to purchase common stock pursuant to the Initial Securities Purchase Agreement reported in Item 1.01 of this report are incorporated by reference into this Item 5.02.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 6, the Company issued a press release to announce the initial private placement described in Item 1.01 of this report, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein. On July 10, the Company issued a press release to announce the appointment of Jody Powers to the Board, a copy of which is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

The information contained in Item 7.01 of this report and in Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1                           Press Release dated July 6, 2006.

99.2                           Press Release dated July 10, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA OIL, INC.

By:	/s/ Kenneth T. Hern
Name:	Kenneth T. Hern
Title:	Chief Executive Officer

Date:  July 12, 2006

EXHIBIT INDEX

99.1                           Press Release dated July 6, 2006.

99.2                           Press Release dated July 10, 2006.